UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 26, 2001


                            Commission File # 0-17383


                        ML-LEE ACQUISITION FUND II, L.P.
         (Exact name of registrant as specified in its governing instruments)


         Delaware                   04-3028398
(State or other jurisdiction        (IRS Employer Identification No.)
 of incorporation or organization)


                       4 World Financial Center-26th Floor
                            New York, New York 10080
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (800) 288-3694



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ITEM 5.  OTHER EVENTS.

         At a meeting of the General Partners of ML-Lee Acquisition Fund II, L.P. ("Registrant") held on December 14, 2001, the Individual General Partners determined to extend the term of Registrant, which was due to terminate January 5, 2002, for an additional one year period, to allow for the orderly liquidation of the Registrant's remaining assets. Pursuant to the terms set forth under
Section 2.4 of the Registrant's Amended and Restated Agreement of Limited Partnership, as amended, the term of Registrant will now expire on January 5, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on the 26th day of December, 2001.

                                 ML-LEE ACQUISITION FUND II, L.P.
                                 By: Mezzanine Investments II, L.P.,
                                     its Managing General Partner
                                 By: ML Mezzanine II Inc., its General Partner

Dated:  December 26, 2001        By:/s/ Kevin T. Seltzer
                                 ---------------------------------
                                 Kevin T. Seltzer, Vice President and Treasurer
                                 ML Mezzanine II, Inc.
                                 (Principal Financial Officer of Registrant)